UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) September 19, 2005
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                                                         (September 15, 2005)
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                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                    0-12699               95-4803544
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  (State or Other Jurisdiction        (Commission           (IRS Employer
        of Incorporation)             File Number)         Identification No.)


        3100 Ocean Park Blvd., Santa Monica, CA                    90405
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        (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (310) 255-2000
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                                       NA
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 15, 2005, the Board of Directors of Activision, Inc. (the "Company") approved new Amended and Restated By-laws for the Company. The changes to the previous Amended and Restated By-laws include (1) clarifying certain matters with respect to stockholder voting; (2) allowing for facsimile or other reliable forms of reproduction of proxies in accordance with Delaware law; (3) allowing for the presiding officer (who may be the Chairman, Co-Chairman, President or any Vice-President) to determine the order of business and the procedures to be followed at stockholders' meetings; (4) clarifying the delivery procedures and other requirements for actions by consent without a meeting of the stockholders as required by Delaware law; (5) deleting specific restrictions (except those required by law) on committees to allow the Board of Directors more flexibility in its use of committees; (6) providing a description of the duties of the Chairman and Co-Chairman whose duties are determined by the Board of Directors and modifying the description of the duties of the President; and (7) setting forth in more detail the provisions of Section 145 of the Delaware General Corporation Law relating to indemnification of directors and officers.

The summary of changes to the Amended and Restated By-laws set forth above is qualified in its entirety by reference to the full text of the Second Amended and Restated By-laws of Activision, Inc., a copy of which is attached to this report as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits.

          3.1  Second Amended and Restated By-Laws of Activision, Inc.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 19, 2005


                                     ACTIVISION, INC.


                                     By:/s/ Ronald Doornink
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                                        Name:  Ronald Doornink
                                        Title: President

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